Exhibit 10.43

SUPPLEMENTAL LETTER

To:	Sea Glorius Shipping Co.
of Trust Company Complex, Ajeltake Road
Ajeltake Island, Majuro
MH96960, the Marshall Islands
(as borrower)
c/o Seanergy Maritime Holdings Corp.
16 Grigoriou Lambraki Street
(Emporiko Kentro Premiera)
Second Floor
16674 Glyfada, Athens Greece
Fax No: +30 210 9638404
for the attention of: Chief Executive Officer
-and-

Sea Genius Shipping Co.
of Trust Company Complex, Ajeltake Road
Ajeltake Island, Majuro
MH96960, the Marshall Islands
(as borrower)
c/o Seanergy Maritime Holdings Corp.
16 Grigoriou Lambraki Street
(Emporiko Kentro Premiera)
Second Floor
16674 Glyfada, Athens Greece
Fax No: +30 210 9638404
for the attention of: Chief Executive Officer
-and-

From:	HSH NORDBANK AG
acting in its capacity as Lender, Agent, Mandated Lead Arranger and Security Trustee
Gerhart-Hauptmann-Platz 50
D-20095 Hamburg
Germany
acting in its capacity as Swap Bank
Martensdamm 6
D-24103 Kiel
Germany

16 May 2016

Dear Sirs

Loan Agreement dated 1 September 2015 (the “Loan Agreement”) and entered into between (i) Sea Glorius Shipping Co. and Sea Genius Shipping Co. (together, the “Borrowers”) as joint and several borrowers, (ii) the banks and financial institutions listed in schedule 1 of the Loan Agreement, as lenders, (iii) HSH Nordbank AG, as agent, mandated lead arranger, swap bank and security trustee in respect of a loan facility of (originally) up to US$44,430,400

We refer to the Loan Agreement. Words and expressions defined in the Loan Agreement shall have the same meaning when used in this Letter and for the purposes of this Letter. “Effective Date” means 1st March 2016.

This Letter sets out the terms and conditions on which the Creditor Parties agree, with effect on and from the Effective Date, at the request of the Borrowers to amend certain provisions of the Loan Agreement as described in Clause 2 (the “Request”).

1	We hereby confirm our approval, consent and acceptance of the Request above from the Effective Date, subject to the satisfaction of the conditions referred to in paragraphs (a)-(f) below.

The conditions referred to above are:

(a)	a certificate of the Secretary of the Borrowers and the Corporate Guarantor specifying the directors and officers of the Borrowers and the Corporate Guarantor, the authorised and issued share capital and the holders of the shares therein and certifying that there are no changes to the documents provided by the Borrowers and the Corporate Guarantor under schedule 3, part A, paragraphs 2 to 4 of the Loan Agreement:

(b)	certified copies of all documents (if any) evidencing any other necessary action, approvals or consents with respect to this Letter (including without limitation) all necessary governmental and other official approvals and consents in such pertinent jurisdictions as the Agent deems appropriate;

(c)	an original of this Letter duly executed by the Borrowers and the Creditor Parties and counter-signed by the Corporate Guarantor;

(d)	evidence satisfactory to the Agent that the waiver fee of Clause 5.1 of this Letter has been paid;

(e)	evidence that the process agent referred to in Clause 8 of this Letter has accepted its appointment as agent for service of process under the Loan Agreement (as amended by this Letter); and

(f)	any other document or evidence as the Agent may reasonably request in writing from the Borrowers.

2	Amendments to the Loan Agreement

In consideration of the agreement of the Creditor Parties contained in Clause 1 of this Letter, the Borrowers hereby agree with the Creditor Parties that the provisions of the Loan Agreement shall be varied and/or amended and/or supplemented with effect on and from the Effective Date as follows:

(a)	by deleting all references in clause 8.9 (c) and in paragraph (B) of “Relevant Amount” in clause 8.9 thereof to the date “31 December 2016” and replacing them with “30 June 2018”;

(b)	by inserting at the end of clause 8.9 (c) the following wording:

“, Provided that if an Event of Default which is continuing occurs prior to 30 June 2018, the Borrowers shall be obliged to prepay an amount equal to $3,000,000 within five (5) Business Day after the date on which such Event of Default has occurred.”; and

(c)	by construing throughout all references in the Loan Agreement to “this Agreement” and all references in the Finance Documents (other than the Loan Agreement) to the “Loan Agreement” as references to the Loan Agreement as amended and supplemented by this Letter.

3	Representations and Warranties

The Borrowers hereby represent and warrant to the each Security Party that the representations and warranties contained in clause 10 (Representations and Warranties) of the Loan Agreement are true and correct on the date of this Letter and on the Effective Date as if all references therein to “this Agreement” were references to the Loan Agreement as supplemented by this Letter and as if all such representations and warranties were amended in line with Clause 2 of this Letter. This Letter comprises the legal, valid and binding obligations of the Borrowers enforceable in accordance with its terms.

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4	Re-affirmation of Loan Agreement

The Borrowers and each Security Party hereby agree that all the provisions of the Loan Agreement which have not been amended by this Letter shall be and are hereby re-affirmed and remain in full force and effect.

5	Fees and Expenses

5.1	Fees. The Borrowers shall pay to the Agent a non-refundable waiver fee in the amount of $15,000 on or prior to the date of this Letter. The Borrowers hereby irrevocably authorise the Agent to withdraw half of such waiver fee equally from each of the Earnings Accounts in satisfaction of the Borrowers’ obligation to pay the waiver fee pursuant to this Clause 5.1.

5.2	Expenses. The provisions of clause 20 (Fees and Expenses) of the Loan Agreement, as amended and supplemented by this Letter, shall apply to this Letter as if they were expressly incorporated in this Letter with any necessary modifications.

6	Notices

Clause 28 (Notices) of the Loan Agreement shall extend and apply to this Letter as if the same were (mutatis mutandis) herein expressly set forth.

7	Governing law

This Letter and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

8	Process Agent

The Borrowers and the Guarantor, hereby, irrevocably appoint Messrs. E.J.C Album Solicitors, presently of Landmark House, 190 Willifield Way, London, NW11 GY1, England (Attention of Mr. Eduard Album Fax +44 (0) 20 8457 5558, e-mail: ejca@mitgr.com), to act as their agent to receive and accept on their behalf any process or other document relating to any proceedings in the English Courts which are connected with this Letter.

Please confirm your agreement by signing the acknowledgement below.

Yours faithfully

/s/ Andreas Giakoumelos

Andreas Giakoumelos

for and on behalf of

HSH NORDBANK AG

(in its capacity as Lender)

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/s/ Andreas Giakoumelos

Andreas Giakoumelos

for and on behalf of

HSH NORDBANK AG

(in its capacity as Agent)

/s/ Andreas Giakoumelos

Andreas Giakoumelos

for and on behalf of

HSH NORDBANK AG

(in its capacity as Mandated Lead Arranger)

/s/ Andreas Giakoumelos

Andreas Giakoumelos

for and on behalf of

HSH NORDBANK AG

(in its capacity as Security Trustee)

/s/ Andreas Giakoumelos

Andreas Giakoumelos

for and on behalf of

HSH NORDBANK AG

(in its capacity as Swap Bank)

We hereby acknowledge receipt of the above Letter and confirm our agreement to the terms hereof.

/s/ Theodora Mitropetrou

Theodora Mitropetrou

for and on behalf of

Sea Glorius Shipping Co.

Date: 16 May 2016

/s/ Theodora Mitropetrou

Theodora Mitropetrou

for and on behalf of

Sea Genius Shipping Co.

Date: 16 May 2016

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We hereby confirm and acknowledge that we have read and understood the terms and conditions of the above letter and agree in all respects to the same and confirm that the Finance Documents to which we are a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrowers under the Loan Agreement (as amended by this Letter) and the other Finance Documents.

/s/ Theodora Mitropetrou

Theodora Mitropetrou

for and on behalf of

Seanergy Maritime Holdings Corp.

Date: 16 May 2016

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